Exhibit 99.1

National Bank Holdings Corporation Announces
Regulatory Approvals for the Acquisition of Rock Canyon Bank

Company Release – July 21, 2022

DENVER Colo.,- (Globe Newswire)- National Bank Holdings Corporation (NYSE: NBHC, “NBH” or the “Company”) today announced it has now received all regulatory approvals from the Federal Reserve Board, the Utah Department of Financial Institutions, and the Colorado Division of Banking for the previously announced acquisition of Community Bancorporation, the holding company for Rock Canyon Bank.  The acquisition is subject to customary closing conditions and is expected to close in September 2022.

“We are pleased to have received the required regulatory approvals and look forward to closing this acquisition in the coming weeks,” said Tim Laney, CEO of National Bank Holdings Corporation. “Our teams have been working together to ensure a smooth transition for our clients. Our systems conversion is scheduled for the fourth quarter 2022 and remains on track. We look forward to welcoming Rock Canyon Bank associates and clients to the NBH family and to further our presence and commitment to the greater Salt Lake City region.”

The transaction adds approximately $809.7 million in total assets, including $476.2 million in total loans and $727.7 million in total deposits, as of March 31, 2022. Following the completion of the acquisition, the Company expects to have approximately $8.0 billion in pro-forma assets, including $5.3 billion in total loans and $6.9 billion in total deposits across the attractive markets of Utah, Colorado, Texas, Kansas, Missouri, and New Mexico.

About National Bank Holdings Corporation

National Bank Holdings Corporation is a bank holding company created to build a leading community bank franchise delivering high quality client service and committed to stakeholder results. Through its bank subsidiary, NBH Bank, National Bank Holdings Corporation operates a network of 81 banking centers, serving individual consumers, small, medium and large businesses, and government and non-profit entities. Its banking centers are located in its core footprint of Colorado, the greater Kansas City region, Texas, Utah and New Mexico. Its comprehensive residential mortgage banking group primarily serves the bank’s core footprint. NBH Bank operates under a single state charter through the following brand names as divisions of NBH Bank: in Colorado, Community Banks of Colorado and Community Banks Mortgage; in Kansas and Missouri, Bank Midwest and Bank Midwest Mortgage; and in Texas, Utah and New Mexico, Hillcrest Bank and Hillcrest Bank Mortgage. Additional information about National Bank Holdings Corporation can be found at www.nationalbankholdings.com.

For more information visit: cobnks.com, bankmw.com, hillcrestbank.com or nbhbank.com. Or, follow us on any of our social media sites:

Community Banks of Colorado: facebook.com/cobnks, twitter.com/cobnks, instagram.com/cobnks;

Bank Midwest: facebook.com/bankmw, twitter.com/bank_mw, instagram.com/bankmw;

Hillcrest Bank: facebook.com/hillcrestbank, twitter.com/hillcrest_bank;

NBH Bank: twitter.com/nbhbank;

or connect with any of our brands on LinkedIn.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements contain words such as “anticipate,” “believe,” “can,” “would,” “should,” “could,” “may,” “predict,” “seek,” “potential,” “will,” “estimate,” “target,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “intend” or similar expressions that relate to the Company’s strategy, plans or intentions. Forward-looking statements involve certain important risks, uncertainties and other factors, any of which could cause actual results to differ materially from those in such statements. Such factors include, without limitation, the “Risk Factors” referenced in our most recent Form 10-K filed with the Securities and Exchange Commission (SEC), other risks and uncertainties listed from time to time in our reports and documents filed with the SEC, and the following factors: ability to obtain regulatory approvals and meet other closing conditions to the mergers on the expected terms and schedule; delay in closing the mergers; difficulties and delays in integrating the NBHC, Community Bancorporation, and Bancshares of Jackson Hole Incorporated businesses or fully realizing cost savings and other benefits; business disruption following the proposed transactions; ability to execute our business strategy; business and economic conditions; effects of any potential government shutdowns; economic, market, operational, liquidity, credit and interest rate risks associated with the Company’s business; effects of any changes in trade, monetary and fiscal policies and laws; changes imposed by regulatory agencies to increase capital standards; effects of inflation, as well as, interest rate, securities market and monetary supply fluctuations; changes in the economy or supply-demand imbalances affecting local real estate values; changes in consumer spending, borrowings and savings habits; with respect to our mortgage business, the inability to negotiate fees with investors for the purchase of our loans or our obligation to indemnify purchasers or repurchase related loans; the Company’s ability to identify potential candidates for, consummate, integrate and realize operating efficiencies from, acquisitions, consolidations and other expansion opportunities; the Company's ability to realize anticipated benefits from enhancements or updates to its core operating systems from time to time without significant change in client service or risk to the Company's control environment; the Company's dependence on information technology and telecommunications systems of third-party service providers and the risk of systems failures, interruptions or breaches of security; the Company’s ability to achieve organic loan and deposit growth and the composition of such growth; changes in sources and uses of funds; increased competition in the financial services industry; the effect of changes in accounting policies and practices; the share price of the Company’s stock; the Company's ability to realize deferred tax assets or the need for a valuation allowance; the effects of tax legislation, including the potential of future increases to prevailing tax rules, or challenges to our position; continued consolidation in the financial services industry; ability to maintain or increase market share and control expenses; costs and effects of changes in laws and regulations and of other legal and regulatory developments; technological changes; the timely development and acceptance of new products and services, including in the digital technology space our digital solution 2UniFi; the Company’s continued ability to attract, hire and maintain qualified personnel; ability to implement and/or improve operational management and other internal risk controls and processes and reporting system and procedures; regulatory limitations on dividends from the Company's bank subsidiary; changes in estimates of future credit reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; widespread natural and other disasters, pandemics, dislocations, political instability, acts of war or terrorist activities, cyberattacks or international hostilities; a cybersecurity incident, data breach or a failure of a key information technology system; adverse effects due to the novel Coronavirus Disease 2019 (COVID-19) on the Company and its clients, counterparties, employees, and third-party service providers, and the adverse impacts on our business, financial position, results of operations, and prospects; impact of reputational risk; and success at managing the risks involved in the foregoing items. The Company can give no assurance that any goal or plan or expectation set forth in forward-looking statements can be achieved and readers are cautioned not to place undue reliance on such statements. The forward-looking statements are made as of the date of this press release, and the Company does not intend, and assumes no obligation, to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law.

Contact:

Analysts/Institutional Investors: Aldis Birkans, Chief Financial Officer, (720) 554-6640, ir@nationalbankholdings.com

Media: Jody Soper, Chief Marketing Officer, (303) 784-5925, Jody.Soper@nbhbank.com